UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 5, 2025
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Sixth Amendment to Credit Agreement

On August 5, 2025, AZZ Inc. (the "Company") entered into the Sixth Amendment to its existing Credit Agreement referenced below with Citibank, N.A. (“Citi”), as Administrative Agent and Collateral Agent and the requisite lenders (the "Sixth Amendment"). The Sixth Amendment amends the Credit Agreement dated as of May 13, 2022 by and among Citi, as Administrative Agent and Collateral Agent, the lenders party thereto from time to time and the Company's subsidiaries party thereto (as thereafter amended, the "Credit Agreement").

The Sixth Amendment reduces the interest rate of the Term Loan B by 75 basis points to Adjusted Term SOFR + 175 basis points from Adjusted Term SOFR + 250 basis points. The capitalized terms in the preceding sentence shall have the meanings given to such terms in the Credit Agreement. This is the fourth spread rate repricing the Company has completed with respect to the Term Loan B since the loan was entered into, resulting in interest rate margin savings of 250 basis points in total with respect to the Term Loan B since its issuance in May 2022.

This summary of the Sixth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all the terms of the Sixth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 with respect to the Sixth Amendment is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1	Sixth Amendment to Credit Agreement, dated as of August 5, 2025, by and among AZZ Inc., the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent and Collateral Agent.
99.1	Press release issued by AZZ Inc., dated August 5, 2025.
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: August 5, 2025	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary